UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2011

MULTI-FINELINE ELECTRONIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50812	95-3947402
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3140 East Coronado Street

Anaheim, CA 92806

(Address of Principal Executive Offices) (Zip Code)

(714) 688-5201

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06.	Material Impairments.

In connection with Multi-Fineline Electronix, Inc.’s (the “Company”) ongoing review of its operating expenses, the Company made the determination to sell the property where its corporate headquarters is currently located and move corporate headquarters to another smaller location in Orange County, California. As a result, on October 11, 2011, the Company determined that it will recognize a pre-tax non-cash asset impairment charge related to this building, associated building improvements and certain fixed assets of approximately $1.5 million in the quarter ended September 30, 2011 (the “Fourth Quarter”).

Item 8.01.	Other Events.

The information in this Item 8.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any disclosure document relating to the Company, except to the extent, if any, expressly set forth by specific reference in such filing.

In addition, in the Fourth Quarter the Company expects to recognize pre-tax non-cash asset impairment charges (net) of approximately $700,000 related to two Company-owned buildings in Arizona and Anaheim, California (not the headquarters building) as described in Note 8 of the Company’s Form 10-Q for the period ended June 30, 2011. Furthermore, the Company expects to recognize pre-tax impairment and restructuring charges in the Fourth Quarter of approximately $1.0 million, of which approximately $800,000 will result in cash expenditures, relating to the termination of certain employees at the Company’s Anaheim, California headquarters.

These charges, together with the material impairment described above, are expected to total approximately $3.2 million in pre-tax impairment and restructuring charges for the Fourth Quarter, consisting of approximately $2.4 million in non-cash charges and approximately $800,000 in cash charges.

Forward-Looking Statements

Certain statements in this Current Report are forward-looking statements that involve a number of risks and uncertainties. These forward-looking statements include, but are not limited to, statements and predictions regarding impairment and restructuring charges, the value of the Company’s property and assets held-for-sale, and statements pertaining to other financial items, plans, strategies or objectives of management for future operations, the Company’s future operations and financial condition or prospects, and any other statement that is not historical fact, including any statement which is preceded by the words “expect,” “estimate,” “approximate,” or similar words. Actual events or results may differ materially from those stated or implied by the Company’s forward-looking statements as a result of a variety of factors including the economy, the real estate market, and other risks detailed from time to time in the Company’s SEC reports, including its Quarterly Report on Form 10-Q for the quarter ended June 30, 2011. These forward-looking statements represent management’s judgment as of the date of this Current Report. The Company disclaims any intent or obligation to update these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Multi-Fineline Electronix, Inc., a Delaware corporation

Date: October 12, 2011
	By:	/s/ Reza Meshgin
Reza Meshgin
President and CEO

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